Exhibit 99.1

Novo Integrated Sciences Reports Record Revenue of $13.8 million in Fiscal 2022 Third Quarter

Revenue Increased 382% Sequentially and 481% Year-to-Year

for the Fiscal 2022 Third Quarter

BELLEVUE, Wash., July 14, 2022—(BUSINESS WIRE)—Novo Integrated Sciences, Inc. (NASDAQ: NVOS) (the “Company” or “Novo”), pioneering a holistic approach to patient-first health and wellness through a multidisciplinary healthcare ecosystem of multiple patient and consumer touchpoints for services and product innovation, today reported its financial results for the fiscal third quarter ended May 31, 2022.

Robert Mattacchione, Novo’s CEO and Board Chairman, stated, “Novo achieved record revenue in the fiscal 2022 third quarter primarily driven by an increase in both proprietary and outsourced product sales. We believe that subsequent quarters will illustrate a further acceleration of market penetration for our product solutions, particularly when combined with the synergistic positive effect of both our existing and projected expansion of the Company’s service-oriented business units. The three pillars of the Company’s operating model are gaining traction particularly as we expand our line of product solutions and complete our acquisitional objectives.”

Financial Highlights for the Period Ended May 31, 2022:

●	Cash and cash equivalents were $12.6 million, total assets were $71.7 million, total liabilities were $27.3 million, and stockholders’ equity was $44.4 million.

●	Revenues were $13,851,883, representing an increase of $11,470,909, or 481.8%, from $2,380,974 for the same period in 2021 principally due to an increase in outsourced product sales and IoNovo Iodine which resulted in an increase in revenue of $9,730,236. Acenzia’s and Terragenx’s revenue for the three months ended May 31, 2022 was $645,588 and $1,275,690, respectively. Revenue from our healthcare services decreased by 7.6% when comparing the revenue for the three months ended May 31, 2022 to the same period in 2021 primarily due to a COVID-19 surge in Ontario province Canada and COVID-19 staffing related shortages limiting clinic and eldercare patient-practitioner direct personal interaction.

●

Operating costs for the three months ended May 31, 2022 were $3,611,628, representing an increase of $1,929,198, or 114.7%, from $1,682,430 for the same period in 2021. The increase in operating costs is principally due to the increase in overhead expenses associated with the operations of Acenzia, PRO-DIP, and Terragenx which was approximately $952,000 for the three months ended May 31, 2022. In subsequent quarters, this increase in overhead expenses associated with the operations of Acenzia, PRO-DIP, and Terragenx is projected to decrease as the Company integrates and consolidates operations. In addition, common stock issued for services increased by $276,828 for the three months ended May 31, 2022 compared to the same period in 2021. Also, an increase in legal and professional fees contributed to the increase in operating expenses.

●	Net loss attributed to Novo Integrated Sciences, Inc. for the three months ended May 31, 2022 was $3,810,054, representing an increase of $3,398,867, or 827%, from $411,187 for the same period in 2021. The increase in net loss is principally due to (i) an increase in overhead expenses associated with the operations of Acenzia, PRO-DIP, and Terragenx which was approximately $952,000 for the three months ended May 31, 2022, (ii) common stock issued for services of $314,000; (iii) an increase in interest expense and (iv) an increase in amortization of debt discounts.

Operational Milestones for the Fiscal 2022 Second Quarter:

●	Chief Medical Officer, Dr. Joseph M. Chalil, Selected as Top Physician of the Year by IAOTP for outstanding leadership, dedication, and innovation medical contributions.

●	Completed Acquisition of Clinical Consultants International LLC (CCI).

●	PRO-DIP® issued U.S. Patent for oral pouch delivery system technology.

●	Completed acquisition of 2 multi-disciplinary clinics in Ontario Canada.

About Novo Integrated Sciences, Inc.

Novo Integrated Sciences, Inc. is pioneering a holistic approach to patient-first health and wellness through a multidisciplinary healthcare ecosystem of multiple patient and consumer touchpoints for services and product innovation. Novo offers an essential and differentiated solution to deliver, or intend to deliver, these services and products through the integration of medical technology, diagnostic and therapeutic solutions, and rehabilitative science.

We believe that “decentralizing” healthcare, through the integration of medical technology and interconnectivity, is an essential solution to the rapidly evolving fundamental transformation of how non-catastrophic healthcare is delivered both now and in the future. Specific to non-critical care, ongoing advancements in both medical technology and inter-connectivity are allowing for a shift of the patient/practitioner relationship to the patient’s home and away from on-site visits to primary medical centers with mass-services. This acceleration of “ease-of-access” in the patient/practitioner interaction for non-critical care diagnosis and subsequent treatment minimizes the degradation of non-critical health conditions to critical conditions as well as allowing for more cost-effective healthcare distribution.

The Company’s decentralized healthcare business model is centered on three primary pillars to best support the transformation of non-catastrophic healthcare delivery to patients and consumers:

●	First Pillar: Service Networks. Deliver multidisciplinary primary care services through (i) an affiliate network of clinic facilities, (ii) small and micro footprint sized clinic facilities primarily located within the footprint of box-store commercial enterprises, (iii) clinic facilities operated through a franchise relationship with the Company, and (iv) corporate operated clinic facilities.

●	Second Pillar: Technology. Develop, deploy, and integrate sophisticated interconnected technology, interfacing the patient to the healthcare practitioner thus expanding the reach and availability of the Company’s services, beyond the traditional clinic location, to geographic areas not readily providing advanced, peripheral based healthcare services, including the patient’s home.

●	Third Pillar: Products. Develop and distribute effective, personalized health and wellness product solutions allowing for the customization of patient preventative care remedies and ultimately a healthier population. The Company’s science-first approach to product innovation further emphasizes our mandate to create and provide over-the-counter preventative and maintenance care solutions.

Innovation through science combined with the integration of sophisticated, secure technology assures Novo Integrated Sciences of continued cutting-edge advancement in patient first platforms.

For more information concerning Novo Integrated Sciences, please visit www.novointegrated.com . For more information on Novo Healthnet Limited, Novo’s wholly owned subsidiary, please visit www.novohealthnet.com

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Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts included in this press release are forward-looking statements. In some cases, forward-looking statements can be identified by words such as “believe,” “intend,” “expect,” “anticipate,” “plan,” “potential,” “continue” or similar expressions. Such forward-looking statements include risks and uncertainties, and there are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors, risks, and uncertainties are discussed in Novo’s filings with the Securities and Exchange Commission. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond Novo’s control which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects Novo’s current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy and liquidity. Novo assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. The contents of any website referenced in this press release are not incorporated by reference herein.

Chris David, COO & President
Novo Integrated Sciences, Inc.
chris.david@novointegrated.com
(888) 512-1195

NOVO INTEGRATED SCIENCES, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

As of May 31, 2022 (unaudited) and August 31, 2021

	May 31,	August 31,
	2022	2021
	(unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$12,677,446	$8,293,162
Accounts receivable, net	5,166,239	1,468,429
Inventory, net	645,063	339,385
Other receivables, current portion	1,209,137	814,157
Prepaid expenses and other current assets	380,800	218,376
Total current assets	20,078,685	11,133,509

Property and equipment, net	5,931,683	6,070,291
Intangible assets, net	32,192,858	32,029,499
Right-of-use assets, net	2,222,970	2,543,396
Other receivables, net of current portion	-	692,738
Goodwill	11,366,618	9,488,848
TOTAL ASSETS	$71,792,814	$61,958,281

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities:
Accounts payable	$1,621,719	$1,449,784
Accrued expenses	1,243,792	1,129,309
Accrued interest (including amounts to related parties)	961,823	366,280
Government loans and notes payable, current portion	5,260,056	4,485,649
Convertible notes payable, net of discount of $0	1,875,000	-
Contingent liability	750,860	-
Due to related parties	456,528	478,920
Finance lease liability, current portion	15,982	23,184
Operating lease liability, current portion	544,690	530,797
Total current liabilities	12,730,450	8,463,923

Debentures, related parties	981,337	982,205
Notes payable, net of current portion	158,645	5,133,604
Convertible notes payable, net of discount of $5,170,205	10,252,017	-
Finance lease liability, net of current portion	8,563	16,217
Operating lease liability, net of current portion	1,734,790	2,057,805
Deferred tax liability	1,499,045	1,500,372
TOTAL LIABILITIES	27,364,847	18,154,126

Commitments and contingencies	-	-

STOCKHOLDERS’ EQUITY
Novo Integrated Sciences, Inc.
Convertible preferred stock; $0.001 par value; 1,000,000 shares authorized; 0 and 0 shares issued and outstanding at May 31, 2022 and August 31, 2021, respectively
Common stock; $0.001 par value; 499,000,000 shares authorized; 30,659,073 and 26,610,144 shares issued and outstanding at May 31, 2022 and August 31, 2021, respectively	30,659	26,610
Additional paid-in capital	64,620,878	54,579,396
Common stock to be issued (4,308,591 and 3,622,199 shares at May 31, 2022 and August 31, 2021)	10,096,332	9,236,607
Other comprehensive income	1,015,993	991,077
Accumulated deficit	(31,391,082)	(20,969,274)
Total Novo Integrated Sciences, Inc. stockholders’ equity	44,372,780	43,864,416
Noncontrolling interest	55,187	(60,261)
Total stockholders’ equity	44,427,967	43,804,155
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$71,792,814	$61,958,281

NOVO INTEGRATED SCIENCES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

For the Three and Nine Months Ended May 31, 2022 and 2021 (unaudited)

	Three Months Ended		Nine Months Ended
	May 31,	May 31,	May 31,	May 31,
	2022	2021	2022	2021
	(unaudited)	(unaudited)	(unaudited)	(unaudited)

Revenues	$13,851,883	$2,380,974	$19,883,033	$6,612,374

Cost of revenues	11,443,001	1,100,516	14,991,331	3,769,020

Gross profit	2,408,882	1,280,458	4,891,702	2,843,354

Operating expenses:
Selling expenses	9,802	2,381	36,340	4,226
General and administrative expenses	3,601,826	1,680,049	9,542,443	5,324,768
Total operating expenses	3,611,628	1,682,430	9,578,783	5,328,994

Loss from operations	(1,202,746)	(401,972)	(4,687,081)	(2,485,640)

Non operating income (expense)
Interest income	8,355	8,402	25,233	25,265
Interest expense	(513,398)	(21,701)	(1,808,310)	(68,590)
Amortization of debt discount	(2,133,890)	-	(3,654,752)	-
Foreign currency transaction gains (losses)	97,654	-	(303,714)	-
Total other income (expense)	(2,541,279)	(13,299)	(5,741,543)	(43,325)

Loss before income taxes	(3,744,025)	(415,271)	(10,428,624)	(2,528,965)

Income tax expense	-	-	-	-

Net loss	$(3,744,025)	$(415,271)	$(10,428,624)	$(2,528,965)

Net income (loss) attributed to noncontrolling interest	66,029	(4,084)	(6,816)	(6,438)

Net loss attributed to Novo Integrated Sciences, Inc.	$(3,810,054)	$(411,187)	$(10,421,808)	$(2,522,527)

Comprehensive loss:
Net loss	(3,744,025)	(415,271)	(10,428,624)	(2,528,965)
Foreign currency translation gain	13,711	123,521	24,916	176,349
Comprehensive loss:	$(3,730,314)	$(291,750)	$(10,403,708)	$(2,352,616)

Weighted average common shares outstanding - basic and diluted	29,817,999	25,298,866	28,498,414	24,192,998

Net loss per common share - basic and diluted	$(0.13)	$(0.02)	$(0.37)	$(0.10)

NOVO INTEGRATED SCIENCES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

For the Three and Nine Months Ended May 31, 2022 and 2021 (unaudited)

							Total
			Additional	Common	Other		Novo
	Common Stock		Paid-in	Stock To	Comprehensive	Accumulated	Stockholders’	Noncontrolling	Total
	Shares	Amount	Capital	Be Issued	Income	Deficit	Equity	Interest	Equity
Balance, August 31, 2021	26,610,144	$26,610	$54,579,396	$9,236,607	$991,077	$(20,969,274)	$43,864,416	$(60,261)	$43,804,155

Common stock for services	35,000	35	64,715	-	-	-	64,750	-	64,750
Common stock issued as collateral and held in escrow	2,000,000	2,000	(2,000)	-	-	-	-	-	-
Common stock to be issued for purchase of Terragenx	-	-	-	983,925	-	-	983,925	97,311	1,081,236
Common stock to be issued for purchase of Mullin assets	-	-	-	188,925	-	-	188,925	-	188,925
Value of warrants issued with convertible notes	-	-	295,824	-	-	-	295,824	-	295,824
Fair value of stock options	-	-	154,135	-	-	-	154,135	-	154,135
Foreign currency translation loss	-	-	-	-	(103,533)	-	(103,533)	(855)	(104,388)
Net loss	-	-	-	-	-	(1,806,587)	(1,806,587)	(9,808)	(1,816,395)

Balance, November 30, 2021	28,645,144	28,645	55,092,070	10,409,457	887,544	(22,775,861)	43,641,855	26,387	43,668,242

Common stock for services	240,000	240	297,760	-	-	-	298,000	-	298,000
Value of warrants issued with convertible notes	-	-	5,257,466	-	-	-	5,257,466	-	5,257,466
Fair value of stock options	-	-	44,427	-	-	-	44,427	-	44,427
Foreign currency translation gain	-	-	-	-	114,738	-	114,738	355	115,093
Net loss	-	-	-	-	-	(4,805,167)	(4,805,167)	(63,037)	(4,868,204)

Balance, February 28, 2022	28,885,144	28,885	60,691,723	10,409,457	1,002,282	(27,581,028)	44,551,319	(36,295)	44,515,024

Common stock for services	125,000	125	313,875	-	-	-	314,000	-	314,000
Common stock for conversion of convertible notes	623,929	624	1,247,225	-	-	-	1,247,849	-	1,247,849
Common stock for acquisition	800,000	800	1,703,200	-	-	-	1,704,000	-	1,704,000
Common stock to be issued for acquisitions	-	-	-	260,625	-	-	260,625	25,402	286,027
Issuance of common stock to be issued	225,000	225	573,525	(573,750)	-	-	-	-	-
Fair value of stock options	-	-	91,330	-	-	-	91,330	-	91,330
Foreign currency translation gain	-	-	-	-	13,711	-	13,711	51	13,762
Net loss	-	-	-	-	-	(3,810,054)	(3,810,054)	66,029	(3,744,025)

Balance, May 31, 2022	30,659,073	$30,659	$64,620,878	$10,096,332	$1,015,993	$(31,391,082)	$44,372,780	$55,187	$44,427,967

Balance, August 31, 2020	23,466,236	$23,466	$44,905,454	$-	$1,199,696	$(16,507,127)	$29,621,489	$(49,859)	$29,571,630

Common stock issued for cash	21,905	22	91,978	-	-	-	92,000	-	92,000
Common stock issued for services	65,000	65	247,935	-	-	-	248,000	-	248,000
Foreign currency translation gain	-	-	-	-	10,596	-	10,596	(225)	10,371
Net loss	-	-	-	-	-	(771,470)	(771,470)	(1,633)	(773,103)

Balance, November 30, 2020	23,553,141	23,553	45,245,367	-	1,210,292	(17,278,597)	29,200,615	(51,717)	29,148,898

Exercise of stock options	7,500	8	11,992	-	-	-	12,000	-	12,000
Common stock issued for intellectual property	240,000	240	875,760	-	-	-	876,000	-	876,000
Common stock to be issued for services rendered	-	-	-	375,000	-	-	375,000	-	375,000
Rounding due to stock split	957	1	(1)	-	-	-	-	-	-
Fair value of vested stock options	-	-	22,215	-	-	-	22,215	-	22,215
Foreign currency translation gain	-	-	-	-	42,232	-	42,232	(965)	41,267
Net loss	-	-	-	-	-	(1,339,870)	(1,339,870)	(721)	(1,340,591)

Balance, February 28, 2021	23,801,598	23,802	46,155,333	375,000	1,252,524	(18,618,467)	29,188,192	(53,403)	29,134,789

Common stock for services	100,000	100	374,900	(375,000)	-	-	-	-	-
Common stock issued for acquisition	189,796	190	430,647	-	-	-	430,837	-	430,837
Common stock issued for services rendered	9,913	9	37,163	-	-	-	37,172	-	37,172
Common stock issued for cash, net of offering costs	2,388,050	2,388	7,233,192	-	-	-	7,235,580	-	7,235,580
Fair value of vested stock options	-	-	66,640	-	-	-	66,640	-	66,640
Foreign currency translation gain	-	-	-	-	123,521	-	123,521	(3,143)	120,378
Net loss	-	-	-	-	-	(411,187)	(411,187)	(4,084)	(415,271)

Balance, May 31, 2021	26,489,357	$26,489	$54,297,875	$-	$1,376,045	$(19,029,654)	$36,670,755	$(60,630)	$36,610,125

NOVO INTEGRATED SCIENCES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

For the Nine Months Ended May 31, 2022 and 2021 (unaudited)

	Nine Months Ended
	May 31,	May 31,
	2022	2021
	(unaudited)	(unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(10,428,624)	$(2,528,965)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	2,349,434	1,118,925
Fair value of vested stock options	289,892	88,855
Common stock issued for services	676,750	660,172
Operating lease expense	418,188	467,864
Amortization of debt discount	3,654,752	-
Foreign currency transaction losses	303,714	-
Changes in operating assets and liabilities:
Accounts receivable	(3,650,069)	543,213
Inventory	(263,539)	-
Prepaid expenses and other current assets	(150,632)	(143,590)
Accounts payable	117,056	(97,659)
Accrued expenses	(68,871)	64,513
Accrued interest	598,904	7,455
Operating lease liability	(406,862)	(460,063)
Net cash used in operating activities	(6,559,907)	(279,280)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(190,973)	(201,369)
Cash acquired from (paid for) acquisition	57,489	(10,000)
Payment on other receivable	296,138	-
Amounts loaned for other receivables	-	(470,040)
Net cash provided by (used in) investing activities	162,654	(681,409)

CASH FLOWS FROM FINANCING ACTIVITIES:
Repayments to related parties	(21,932)	(177,534)
Repayments of finance leases	(14,797)	-
Repayments of notes payable	(4,430,794)	-
Proceeds from the sale of common stock, net of offering costs	-	7,327,580
Proceeds from exercise of stock options	-	12,000
Proceeds from issuance of convertible notes, net	15,270,000	-
Net cash provided by financing activities	10,802,477	7,162,046

Effect of exchange rate changes on cash and cash equivalents	(20,940)	97,970

NET INCREASE IN CASH AND CASH EQUIVALENTS	4,384,284	6,299,327

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	8,293,162	2,067,718

CASH AND CASH EQUIVALENTS, END OF PERIOD	$12,677,446	$8,367,045

CASH PAID FOR:
Interest	$1,294,912	$33,183
Income taxes	$-	$-

SUPPLEMENTAL NON-CASH INVESTING AND FINANCING ACTIVITIES:
Common stock to be issued for intangible assets	$188,925	$876,000
Common stock to be issued for acquisitions	$1,244,550	$-
Common stock issued for acquisition	$1,704,000	$430,837
Conversion of convertible notes payable and accrued interest to common stock	$1,247,849	$-